Exhibit 10.26.15+

AMENDMENT NO. 15
TO THE
SYNC GENERATION 2 ON-BOARD NAVIGATION AGREEMENT
BETWEEN
FORD MOTOR COMPANY AND TELENAV, INC.

THIS AMENDMENT No. 15 (“Amendment”), effective as of November 8, 2013 (“Amendment Effective Date”) supplements and amends the terms of the SYNC Generation 2 On-Board Navigation Agreement, dated October 12, 2009 (“Agreement”), by and between Ford Motor Company (“Buyer” or “Ford”), a Delaware corporation with its principal office at One American Road, Dearborn, Michigan 48126, on behalf of itself and the Ford Related Companies, and TeleNav, Inc. (“Supplier” or “TeleNav”), a Delaware corporation with its principal office at 950 De Guigne Drive, Sunnyvale, CA 94085, on behalf of itself and the TeleNav Related Companies. Capitalized terms not otherwise defined shall have the meanings ascribed to them in the Agreement.
WHEREAS, the parties wish to amend the Agreement.
NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties agree as follows:

1.	Agreement, Attachment V: Pricing and Royalty, delete Section 12 and replace with the following:

“12. Amendment No. 15 Miscellaneous Payments:

a.    The parties acknowledge that Ford [*****] will be applied in the following order: (a) to the payment of the [*****] until fully paid; (b) to the payment of the [*****] until fully paid; (c) to the payment of the [*****] until fully paid; (d) to the payment of the [*****] for [*****] until fully paid; (e) to the payment of [*****] for the [*****] of the [*****] until fully paid; (f) to the payment of [*****] until fully paid; and (g) to the payment of the [*****] until fully paid.

b.    Instead of extending a [*****] per [*****], Telenav will apply [*****] against the [*****] described in [*****].

c.    Based on Ford’s request for an [*****], Ford shall pay Telenav [*****] for such [*****], which Telenav will [*****].

d.    Ford shall pay Telenav [*****] to be used as the [*****] for [*****].

e.    Ford shall pay Telenav an [*****] for Ford’s [*****] of the Telenav [*****].

f.    Ford shall pay Telenav an [*****] for the [*****] of the [*****].”

2.	Agreement, Attachment V: Pricing and Royalty, renumber Section “15” to Section “13”.

3.	Agreement, Attachment V: Pricing and Royalty, after Section 13, add the following new section:

“14. For purposes of [*****], the parties approve and agree to [*****] and the fees associated with these [*****] shall be [*****].

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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Exhibit 10.26.15+

[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]

4.
Agreement, [*****] “Attachment [*****] - Statement of Work For SYNC™ Generation 2 Navigation Application [*****] Baseline” (from Amendment No. [*****]) to “Attachment [*****] - Statement of Work For SYNC™ Generation 2 Navigation Application [*****] Baseline”.

Except as modified and amended by this Amendment, the terms of the Agreement are ratified and confirmed by the parties hereto. This Amendment is incorporated into and made a part of the Agreement by the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment by their authorized representatives as of the Amendment Effective Date.

FORD MOTOR COMPANY By: /s/ Melissa Sheahan (Signature) Name: Melissa Sheahan (Printed Name) Title: SYNC Software Buyer Date: 11/26/13	TELENAV, inc. By: /s/ Michael W. Strambi (Signature) Name: Michael W. Strambi (Printed Name) Title: Chief Financial Officer Date: 11/26/13

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions

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